As filed with the Securities and Exchange Commission on January 9, 2003

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant    ☒
Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials

APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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NOTICE TO HOLDERS OF
APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.

January 9, 2003

Dear Stockholder:

It has been brought to our attention that important information was inadvertently omitted from the proxy statement previously mailed to you. Enclosed please find information concerning the Director nominees. If after reviewing this information, you wish to recast your vote, please do so using the enclosed proxy card. If you would like to receive a complete copy of the proxy materials at no charge, please call 1-866-239-0534.

We regret the error and apologize for any inconvenience it may have caused.

Certain biographical and other information relating to the Director nominees who are not “interested persons,” as defined in the Investment Company Act (the “non-interested Directors”), of the Funds is set forth below:

Name, Address* and Age of Director Nominees**	Position(s) Held with Each Fund***	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
JAMES H. BODURTHA (58)	Director
Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.
			42 registered investment companies consisting of 61 portfolios	None

JOE GRILLS (67)	Director
Vice Chairman of the Investment Advisory Committee of the Virginia Retirement System since 2002; Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
			42 registered investment companies consisting of 61 portfolios	Kimco Realty Corporation

HERBERT I. LONDON (63)	Director
John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
			42 registered investment companies consisting of 61 portfolios	None

Name, Address* and Age of Director Nominees**	Position(s) Held with Each Fund***	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
ANDRÉ F. PEROLD (50)	Director
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com from 2000 to 2002; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.
			42 registered investment companies consisting of 61 portfolios	None

ROBERTA COOPER RAMO (60)	Director
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
			42 registered investment companies consisting of 61 portfolios	None

ROBERT S. SALOMON, JR. (66)	Director
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.
			42 registered investment companies consisting of 61 portfolios	None

STEPHEN B. SWENSRUD (69)	Director
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
			42 registered investment companies consisting of 61 portfolios	None

*	The address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each of the Director nominees is a member of the Audit Committee of each Fund.
***	For information as to the length of time served on the Board, see table following this chart.

Year in Which Each Nominee Became a Director of the Funds

Fund	Bodurtha	Glenn	Grills	London	Perold	Ramo	Salomon	Swensrud
Apex	2002	1999	1994	2002	2002	2002	1996	1992
MH California Insured	1997	1999	2002	1997	1997	1999	2002	2002
MH Insured II	2002	1999	1999	2002	2002	2002	1999	1999
MuniInsured	2002	1999	1994	2002	2002	2002	1996	1987

Ownership of Common Stock and AMPS

Information relating to the share ownership by the Director nominees as of the Record Date is set forth in the chart below.

Nominee	Fund	No. of Shares	No. of AMPS
Interested Director:
Terry K. Glenn	Apex	118	N/A
Non-Interested Directors:
James H. Bodurtha
Joe Grills	None	N/A	N/A
Herbert I. London	None	N/A	N/A
André F. Perold	None	N/A	N/A
Roberta Cooper Ramo	None	N/A	N/A
Robert S. Salomon, Jr.	None	N/A	N/A
Stephen B. Swensrud	None	N/A	N/A

	Aggregate Dollar Range of Equity Securities in each Fund				Aggregate Dollar Range of Securities in All FAM/MLIM-Advised Funds Overseen by Each Director or Nominee in the Merrill Lynch Family of Funds
	Apex	MH California Insured	MH Insured II	MuniInsured
Interested Director:
Terry K. Glenn	$1-$10,000	None	None	None	over $100,000
Non-Interested Directors and Nominees:
James H. Bodurtha	None	None	None	None	$50,001-$100,000
Joe Grills	None	None	None	None	over $100,000
Herbert I. London	None	None	None	None	$50,001-$100,000
André F. Perold	None	None	None	None	over $100,000
Roberta Cooper Ramo	None	None	None	None	over $100,000
Robert S. Salomon, Jr.	None	None	None	None	None
Stephen B. Swensrud	None	None	None	None	None

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held and the aggregate fees and expenses paid by each Fund to non-interested Directors during the Fund’s most recently completed fiscal year.

	Board			Audit Committee
	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Apex	4	1,300	300	5	1,300	300	38,998
MH California Insured	4	1,940	300	5	1,940	300	56,432
MH Insured II	4	1,300	300	5	1,300	300	34,802
MuniInsured	4	1,300	300	5	1,300	300	34,730

*	Includes telephonic meetings, if any.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Compensation of Directors

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Compensation from Fund ($)*
	Bodurtha	Grills	London	Perold	Ramo	Salomon	Seiden**	Swensrud
Apex	1,120	7,280	1,120	1,120	1,120	7,280	7,280	7,280
MH California Insured	10,969	1,570	10,969	10,969	10,968	1,570	1,570	1,570
MH Insured II	2,240	6,360	2,240	2,240	2,240	6,360	6,360	6,360
MuniInsured	2,240	6,360	2,240	2,240	2,240	6,360	6,360	6,360

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Effective December 31, 2002, Mr. Seiden will retire as Director of each Fund.

Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM-Advised Funds, to non-interested Directors for the year ended December 31, 2001.

Name of Director	Aggregate Compensation Paid to Directors by MLIM/FAM-Advised Funds
James H. Bodurtha*	$160,000
Joe Grills*	$259,500
Herbert I. London	$160,000
André F. Perold	$160,000
Roberta Cooper Ramo	$160,000
Robert S. Salomon, Jr.	$222,000
Melvin R. Seiden**	$222,000
Stephen B. Swensrud	$406,083

*	Co-Chairman of the Audit Committee of each Fund.
**	Effective December 31, 2002, Mr. Seiden will retire as Director of each Fund.

APEX MUNICIPAL FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Apex Municipal Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
Class I Nominees to serve until the 2006 Annual Meeting of Stockholders:
01) Terry K. Glenn
02) Roberta Cooper Ramo
03) Joe Grills

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Herbert I. London
05) André F. Perold
06) Roberta Cooper Ramo
07) Robert S. Salomon, Jr.
08) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Roberta Cooper Ramo
05) Robert S. Salomon, Jr.
06) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Herbert I. London
05) André F. Perold
06) Roberta Cooper Ramo
07) Robert S. Salomon, Jr.
08) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Herbert I. London
05) Roberta Cooper Ramo
06) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MUNIINSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniInsured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
Class II Nominees to serve until the 2006 Annual Meeting of Stockholders:
01) Roberta Cooper Ramo
02) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.